TD Ameritrade to
acquire Scottrade
Combination enhances scale,
accelerates growth
1
October 24, 2016
Tim Hockey, President and CEO
Steve Boyle, EVP and CFO
Exhibit 99.2
TD Ameritrade Holding Corporation (Nasdaq: AMTD).  Brokerage services provided by TD
Ameritrade, Inc., member FINRA/SIPC, and TD Ameritrade Clearing, Inc., member FINRA/SIPC, subsidiaries of TD Ameritrade Holding Corp.  TD Ameritrade is a trademark jointly owned by TD
Ameritrade IP Company, Inc. and The Toronto-Dominion Bank. © 2016 TD Ameritrade IP Company,
Inc.  All rights reserved.  Used with permission.

This
document
contains
forward-looking
statements
within
the
meaning
of
the
federal
securities
laws,
including
the
Private
Securities
Litigation
Reform
Act of 1995, including statements giving expectations or predictions of future financial or business performance or conditions. We intend these forward-
looking statements to be covered by the safe harbor provisions of the federal securities laws. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions.
In particular, any projections or expectations regarding the proposed business combination transaction between TD Ameritrade Holding Corporation
(“TD Ameritrade”) and Scottrade Financial Services, Inc. (“Scottrade”) described herein, our future revenues, expenses, earnings, capital expenditures, effective
tax
rates,
client
trading
activity,
accounts
or
stock
price,
as
well
as
the
assumptions
on
which
such
expectations
are
based,
are
forward-looking
statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks,
uncertainties
and
assumptions
that
change
over
time
and
could
cause
actual
results
or
performance
to
differ
materially
from
those
contained
in
the forward-
looking statements and historical performance. In addition to the risks, uncertainties and assumptions previously disclosed in TD
Ameritrade’s reports and documents filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this communication, these risks, uncertainties and assumptions include, but are not limited to: the ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, including the completion of the merger between Scottrade Bank and TD Bank, N.A., on the expected terms and schedule;
delay in closing the transaction; difficulties and delays in integrating the TD Ameritrade and Scottrade businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings
growth;
changes
in
interest
rates
and
capital
markets;
inflation;
customer
borrowing,
repayment,
investment
and
deposit
practices;
customer
disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; TD Ameritrade’s and Scottrade’s businesses
experiencing
disruptions
due
to
transaction-related
uncertainty
or
other
factors
making
it
more
difficult
to
maintain
relationships
with
employees, customers, other business partners or governmental entities; the inability to realize synergies or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of regulatory bodies and legislative and regulatory actions and reforms, general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients
and
counterparties,
increased
competition,
systems
failures,
delays
and
capacity
constraints,
network
security
risks,
liquidity
risks,
new
laws
and
regulations affecting our businesses, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form
10-K, filed with the SEC on Nov. 20, 2015 and our subsequent Quarterly Reports on Form 10-Q filed thereafter and other reports and documents we file with the SEC. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.
These
forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties
which
change
over
time
and
speak
only
as
of
the
date
on
which
the
statements
were
made.
We
undertake
no
obligation
to
update
or
revise
publicly
any
forward-
looking
statements,
whether
as
a
result
of
new information, future events or otherwise, except to the extent required by the federal securities laws.
Forward-looking Statements
Important Information

Combined ~$950b
(5)
in client assets and ~600k DARTs
(1)
Leader in trading
–
463k DARTs
(1)
Premier asset gatherer
–
$774b in client assets
(5)
Growth in fee-based investment balances
–
$170b in fee-based investment balances
(7)
Well positioned for rising interest rates
–
$119b in interest rate sensitive assets
(8)
Good stewards of shareholder capital
–
Target
60-80% net income return to shareholders
(9)
Unique relationship with TD Bank
–
Capital light model
Leading retail brokerage franchise
–
One of the pioneers of investing services
Award-winning client service
Large client base of traders and investors
–
2m+ clients with 3m+ funded accounts
(2)
Largest physical network among online brokers
–
~500 branches
(5)
Consistently delivering strong organic growth
–
$170b in client assets
(5)
Strong trader franchise
–
137k DARTs
(1)
Combination will enhance our scale, growth, cash flow and capital returns
Combination Extends Our Leadership Position in the Retail Brokerage Industry

•
Immediately enhances our scale and accelerates our growth
•
Extends
our
leadership
position
in
trading
(~600k
in
pro
forma
DARTs
(1)
)
•
Significantly
grows
our
client
base
by
adding
over
2m
clients
with
3m+
funded
accounts
(2)
•
Expected to generate double digit accretion post-conversion
•
12%
to
15%
accretive
in
years
2
and
3
(GAAP
basis)
(3)
•
15%
to
20%
accretive
in
years
2
and
3
adjusted
basis
(excluding
intangible
amortization)
(4)
•
Expected to achieve double digit ROIC/IRR post-conversion
•
Ability to monetize
$36b
(5)
in incremental client cash balances
•
Significantly expands our geographic
footprint through an established branch network
•
Enhances our asset gathering capabilities
•
Enhances our presence in markets where Scottrade is strong
•
Operating leverage in existing model will enable us to generate significant synergies
•
Cost savings related to technology, operations/back office, and advertising
•
Approximately
$450m
anticipated
in
annual
cost
saves;
realized
in
full
by
Year
2
(6)
•
Potential for meaningful additional opportunity, primarily through growing share of wallet
(e.g., mobile, derivatives, fixed income, and investment advice)
•
$300m+ long-term opportunity
•
Robust
pro forma cash flow profile; enhanced by meaningful tax benefits
•
Modest
combined leverage at closing (at or below pre-acquisition levels after synergies)
•
Track record of successful acquisitions
•
History of integrating acquisitions, realizing synergies, and driving shareholder returns
Compelling Combination of Leading Firms
4
Enhanced Scale
Financially Attractive
Expanded Footprint and
Client Reach
Significant Synergies
Strong Cash Flow and
Operating Leverage
Proven Consolidator

Combination Benefits Both Scottrade and TD Ameritrade Clients
Client Benefits
Client Benefits
A transaction which drives benefits for both client bases
Comprehensive investor education tools
Sophisticated trading platforms and advanced mobile trading technology
Enhanced product capabilities (i.e., complex options, futures, foreign exchange, mutual funds/ ETFs, and portfolio margin)
Access to more investment guidance and advice solutions (i.e., goal planning, “robo” advice, and Amerivest managed portfolios)
Further strengthen client relationships via expanded branch footprint
Enhanced offering resulting from award winning client-centric culture
Leverage the benefit of enhanced scale to drive innovation

Step One: TD Bank, N.A. Acquires Scottrade Bank
Step
Two:
TD
Ameritrade
Acquires
SFSI
(11)
Transaction Structure
TD Bank, N.A. acquires Scottrade Bank from Scottrade Financial Services, Inc.(SFSI), followed by
TD Ameritrade acquiring SFSI
Cash
xxpayment
(10)
Acquisition of
100% of
Scottrade Bank
$3.0b in cash
(12)
$1.0b in equityXX
TD Bank, N.A.
Scottrade
Shareholders
Scottrade Financial
Services, Inc.
Scottrade
Brokerage
Scottrade
Bank
TD Ameritrade
Scottrade
Shareholders
Scottrade Financial
Services, Inc.
Scottrade
Brokerage
Acquisition of 100%
Scottrade Financial
Services, Inc.
Including cash from
bank sale

•
TD Ameritrade will acquire Scottrade
Financial Services, Inc. for $4b
(12)
•
$2.7b
(12)
net
price
after
accounting
for
TD
Bank's
~$1.3b
(10)
acquisition
of
Scottrade
Bank
•
In combination with the cash proceeds from the sale of Scottrade
Bank, Scottrade
shareholders will receive $3.0b
(12)
of cash and $1.0b of TD Ameritrade equity
•
$2.7b
(12)
net price being funded with $1.3b of cash and $1.4b of TD Ameritrade equity
•
$1.3b
cash sourced from TD Ameritrade cash ($900m) and new debt offering ($400m)
•
$1.4b
equity
issued:
Scottrade
shareholders
($1.0b)
and
TD
Bank
($400m)
(13)
•
Rodger Riney to join the TD Ameritrade board at closing
•
Approximately 565m basic
shares outstanding at close
•
Public Float ~42% / TD Bank ~41% / Ricketts ~11% / Scottrade Shareholders ~4.9%
•
Expected
to
close
during
FY17
(15)
•
Anticipate
clearing conversion to TD Ameritrade systems in FY18
•
Regulatory
approvals: FINRA,
HSR,
and
customary
closing
conditions
•
TD
Bank regulatory approvals from OCC and OSFI
7
Transaction Summary
Structure
Financing
Board of Directors
Pro-Forma Ownership
(14)
Timing
Regulatory Approvals
(28)

Transaction Summary:  Purchase Price
$4.0b Gross Purchase Price
(12)
$1.4b Equity
(13)
$1.3b Cash
•
$900m of cash from TD Ameritrade
•
$400m new debt offering
•
~28m shares to Scottrade shareholders
•
~11m shares to TD Bank; cash
proceeds used for consideration to
Scottrade shareholders
Paying $4b in cash and equity
$2.7b TD Ameritrade's
Net Purchase Price
(12)
(Less)
Equals
~$1.3b Scottrade Bank
Sale Proceeds
(10)
Funded With
Note: Retirement of ~$385m Scottrade debt will be
primarily funded with cash acquired from Scottrade
(ex. Bank cash) and cash from TD Ameritrade

•
$4b (or $2.7b net of proceeds
from bank sale)
(12)
•
Net
purchase
multiple:
3.8x
revenue
(16)
•
Net
purchase
multiple:
3.0x
revenue
includes
net
present
value
of
tax
benefit
(17)
•
-7%
to
-12%
dilutive
in
year
1
(excluding
restructuring
charges)
•
12%
to
15%
accretive
in
years
2
and
3
(GAAP
basis)
(3)
•
15%
to
20%
accretive
in
years
2
and
3
adjusted
basis
(excluding
intangible
amortization)
(4)
•
$713m in revenue
(pro forma Scottrade revenue FY16)
•
Includes
$154m
in
pro
forma
IDA
(18)
revenue
(~$28b
in
cash
generating
55
bps
blended
yield)
(19)
•
Total
addressable
cost
base
of
~$750m
(FY16)
(6)
•
Expect
~$450m
in
total
expense
synergies
(~60%
of
addressable
costs)
(6)
•
~$100m synergies pre-conversion
•
~$350m additional run-rate synergies post-conversion
•
Expect
$60m
to
$70m
of
incremental
client
amortization
expense
(GAAP
basis)
(20)
•
Primarily
driven by client intangible
•
Estimate 338(h)(10)
tax benefit of ~$50m per year for 15 years
•
Estimated net present value of the 338(h)(10) election is $545m
•
~$550m in restructuring related charges
•
Primary drivers
are severance, vendor termination fees, transaction fees, debt retirement
•
$50m
to
$100m
additional
opportunity
in
years
2
and
3
($300m+
longer
term)
(22)
•
Grow share of wallet by offering expanded products/platforms to Scottrade clients
9
Financial Summary
Purchase Price
Accretion/Dilution
Revenue
Expense Synergies
Amortization Expense
Tax
Benefit
(21)
Restructuring Charges
Additional Opportunity

TD Ameritrade

	TD Ameritrade	Scottrade	TD Ameritrade + Scottrade

Client Assets
(5)
Funded Accounts
(2)
DARTs
(1)
Revenue / Trade
(24)
Client Cash
(5)
Margin Balances
(5)
Derivatives
(25)
7.0m
3.1m
$774b
$170b
463k
137k
$11.76
$10.10
44%
11%
$113.3b
$35.7b
$11.8b
$2.5b
Branches
(5)
~100
~500
10.1m
$944b
600k
$11.38
36%
$149.0b
$14.3b
~450
Enhancing Our Scale and Accelerating Our Growth
Meaningful
lift
across
key
operating
metrics
will
drive
scale,
efficiencies
and
growth
(23)

Combination Will Significantly Grow Branch Presence
Anticipate that our physical footprint will expand to ~450 branches; accelerates
TD Ameritrade’s asset gathering strategy
Combined Footprint
Scottrade
TD Ameritrade

Client Assets ($b)(26)
DARTs (000)(27)
DARTs 600k
Scottrade
Bidwell & Company
JBOxford & Company
thinkorswim
BrokerageAmerica
TD Waterhouse
Fiserv Investment Support Services
Investex
Datek
mydiscountbroker.com
National Discount Brokers | ndb.com

Track Record of Successful Acquisitions
$944
DARTs
600k
Proven experience acquiring and integrating to create client and shareholder value
Successful Acquisition Track Record
$26
$34
$55
$69
$83
$262
$303
$278
$302
$355
$379
$472
$556
$653
$667
$774
0
100
200
300
400
500
600
700
800
900
1,000
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

1.
Financially-attractive with compelling shareholder benefits, including double-
digit EPS accretion post-conversion.
2.
Provides clients with a broader, more robust offering, including more education, more advanced tools, more products and more long-term investing solutions.
Accelerates our growth, adding significant scale to our retail business, extending our leadership in trading, and more than quadrupling the size of our branch network.
13
Summary
Opportunistic acquisition extends TD Ameritrade’s leadership position
10 Million Client Accounts
~$1 Trillion in Assets
~600K Trades Per Day
3.

Appendix 14

Footnotes
1.
Total revenue-generating client trades divided by the number of trading days in the period as of FY16 (October 2015 to September 2016)
2.
Funded accounts as of September 30, 2016
3.
Accretion/(dilution) includes moving Scottrade sweep deposits into the IDA, client attrition, expense synergies, additional opportunities, incremental client intangible amortization expense, and incremental corporate debt expense
4.
Accretion/(dilution) on an adjusted basis excludes current deal client intangible amortization expense
5.
Data as of September 30, 2016
6.
$450m
in
annual
cost
saves
is
based
on
addressable
operating
expense
base
of
$750m
(excluding
depreciation
&
amortization
and
corporate
debt
interest
expense)
for
12
month
period
ending September 30, 2016
7.
Market fee-based investment balances plus money market mutual funds as of September 30, 2016
8.
Interest rate sensitive assets consist of spread-based assets and money market mutual funds as of September 30, 2016
9.
FY16 target of 60-80%, actual return was 80%
10.
Purchase price for Scottrade Bank is based on Scottrade Bank tangible book value at closing; Scottrade Bank tangible book value was ~$1.3b as of September 30, 2016
11.
Excludes debt retirement and transaction fees and expenses
12.
Purchase price for Scottrade Financial Services, Inc. is subject to closing adjustments
13.
Equity issuance is calculated based on closing share price of $36.12 as of October 7, 2016
14.
Pro forma ownership breakdown assumes current ownership plus new shares issued under the Scottrade transaction
15.
Subject to regulatory approvals and satisfaction of other closing conditions
16.
Net purchase multiple is calculated based on $2.7b net purchase price over pro forma Scottrade revenue for FY16
17.
Net purchase multiple is calculated based on $2.2b net purchase price (includes net present value of 338(h)(10) tax benefit of $545m) over pro forma Scottrade revenue for FY16
18.
Client cash is held in FDIC-insured deposit accounts (IDA)
19.
$28b excludes $5b in deposits at the broker/dealer
20.
Incremental client intangible amortization expense is an estimate and subject to final assessment
21.
Tax benefit is on a cash basis (non-GAAP); net present value of 338(h)(10) is estimated based on final purchase price and the projected book value at close
22.
~$50m and ~$100m in additional opportunity are assumptions for year 1 and year 2 after clearing conversion
23.
May be some overlap due to common clients
24.
Revenue per trade includes commissions and order routing revenue
25.
% of derivatives trades (options, futures, and foreign exchange) over total revenue trades
26.
Client assets represent ending assets in reported period
27.
Total revenue-generating client trades divided by the number of trading days in the entire fiscal year
28.
Additional regulatory approvals may be required (e.g., Federal Reserve)

16